American Beacon International Equity Fund
Supplement dated January 3, 2012 to the
Prospectus dated March 1, 2011
The information below supplements the Prospectus dated March 1, 2011 and is in addition to any other supplement(s):
American Beacon International Equity Fund
The Boston Company Asset Management, LLC’s (“TBCAM”) service as an investment sub-advisor to the American Beacon International Equity Fund has been terminated. Effective immediately, the assets previously managed by TBCAM will be allocated amongst Causeway Capital Management, LLC, Lazard Asset Management LLC and Templeton Investment Counsel, LLC.
In the “Principal Investment Strategies” section, the sentence “The Fund’s assets are currently allocated among four investment sub-advisors.” is deleted.
In the “Management”-“Sub-Advisors” section under International Equity Fund, the reference to TBCAM is deleted.
In the “Management” — “Portfolio Managers” section under International Equity Fund, the references to TBCAM, Dr. Kirk Henry and Clifford A. Smith are deleted.
In the “Additional Information About the Funds”- “Additional Information About the Multi-Manager Strategy” section under International Equity Fund, all references to TBCAM are deleted. Further, the following replaces the paragraph included in this section:
     “Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis. The Manager intends to allocate all new assets proportionately among Causeway Capital Management LLC, Lazard Asset Management LLC and Templeton Investment Counsel, LLC.”
In the “Fund Management” — “The Sub-Advisors” section, under TBCAM, all references to the International Equity Fund and Clifford A. Smith are deleted.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE